SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement   [ ] Confidential, for use of the
                                      Commission Only (as permitted
                                      by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12


                                  FRED'S, INC.
              ----------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                  if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules
      14a-6(i)(1) and 0-11.

     (1)  Title  of each  class of  securities  to  which  transaction  applies:
-----------------------------------------------------------------

     (2)  Aggregate   number  of  securities  to  which   transaction   applies:
-----------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
-----------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------

     (5)  Total fee paid:
-----------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.
-----------------------------------------------------------------


     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
-----------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
-----------------------------------------------------------------

     (3)  Filing Party:
-----------------------------------------------------------------

     (4)  Date Filed:
-----------------------------------------------------------------

                                  FRED'S, INC.
                              4300 NEW GETWELL ROAD
                            MEMPHIS, TENNESSEE 38118

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     to be held on Wednesday, June 17, 1998

                         -----------------------------

TO THE SHAREHOLDERS OF FRED'S, INC.:

Notice is hereby given that the Annual Meeting of Shareholders of Fred's, Inc. (the "Company" or "Fred's") will be held at the Memphis Marriott Hotel, 2625 Thousand Oaks Boulevard, Memphis, Tennessee 38118 on Wednesday, June 17, 1998, at 10:00 A.M., Central Daylight Time, for the following purposes:

     1. To elect the Company's Board of Directors;

     2. To ratify the designation of Price Waterhouse LLP as independent auditors of the Company.

The accompanying Proxy Statement contains further information with respect to these matters.

Only shareholders of record at the close of business on May 1, 1998, will be entitled to vote at the meeting or any adjournment thereof.



WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.



                                             By order of the Board of Directors,


                                             Charles S. Vail
                                             Secretary
May 26, 1998

                                  FRED'S, INC.
                              4300 NEW GETWELL ROAD
                            MEMPHIS, TENNESSEE 38118

                                 PROXY STATEMENT

                For Annual Meeting of Shareholders, June 17, 1998


     The enclosed proxy is solicited by the Board of Directors (the "Board" or "Board of Directors") of Fred's, Inc. (the "Company" or "Fred's") to be voted at the Annual Meeting of Shareholders to be held on June 17, 1998, at 10:00 A.M., Central Daylight Time, at the Memphis Marriott Hotel, 2625 Thousand Oaks Boulevard, Memphis, Tennessee 38118, or any adjournments thereof (the "Annual Meeting"). At the Annual Meeting, the presence in person or by proxy of the holders of a majority of the total number of shares of outstanding Class A common stock ("Common Stock") will be necessary to constitute a quorum.

     All Directors shall be elected by a majority of the votes cast by the holders of Common Stock, all such shareholders being present in person or by proxy, and being entitled to vote in the election.

     All shares represented by properly executed proxies will be voted in accordance with the instructions indicated thereon unless such proxies previously have been revoked. If any proxies of holders of Common Stock do not contain voting instructions, the shares represented by such proxies will be voted FOR Proposals 1 and 2. The Board of Directors does not know of any business to be brought before the Annual Meeting, other than as indicated in the notice, but it is intended that, as to any other such business properly brought before the meeting, votes may be cast pursuant to the proxies in accordance with the judgment of the persons acting thereunder.

     Any shareholder who executes and delivers a proxy may revoke it at any time prior to its use upon (a) receipt by the Secretary of the Company of written notice of such revocation; (b) receipt by the Secretary of the Company of a duly executed proxy bearing a later date; or (c) appearance by the shareholder at the meeting (with proper identification) and his request for the return of his proxy or his request for a ballot.

     A copy of this Proxy Statement and the enclosed Proxy Card are first being sent to shareholders on or about May 26, 1998.


                                Voting Securities
                                -----------------

     Only shareholders of record at the close of business on May 1, 1998 will be entitled to vote at the Annual Meeting. As of such date, the Company had outstanding and entitled to vote at the Annual Meeting 11,899,514 shares of Common Stock. Each share of Common Stock is entitled to one vote for all matters before the Annual Meeting.


                            Ownership of Common Stock
                                  by Directors,
                     Officers and Certain Beneficial Owners
                     --------------------------------------

     The following table sets forth the beneficial ownership of Common Stock as of May 1, 1998, by (i) beneficial owners of more than five percent of Common Stock, (ii) each director, (iii) each of the persons named in the Summary Compensation Table, and (iv) all directors and executive officers of Fred's as a group.

                                                   Shares of Common
                                           Stock Beneficially Owned (1)
                                           ----------------------------


Beneficial Owner                      Number of Shares             Percent(2)
----------------                 ----------------------------      ----------
                                 Options(3)          Total(4)
                                 ----------          --------

Michael J. Hayes (5)(8)                             1,090,586         9.0

David A. Gardner (6)(8)                             1,050,235         8.7

Memphis Retail Investors
  Limited Partnership (5)(6)(8)                       890,395         7.4

Franklin Resources, Inc. (7)(8)                       890,000         7.4

Roger T. Knox                       15,781             17,656          *

John R. Eisenman                    15,781             17,031          *

Edwin C. Boothe                      6,875             19,375          *

John A. Casey                        7,500             19,375          *

D. Keith Curtis                      6,250             12,187          *

Brett W. Little                      5,338             42,900          *

All Directors and Officers as
  a Group (10 persons including
  the directors named above)        63,733          2,297,888        19.1

-------------------------------
*  Less than 1%

(1) As used in this table, beneficial ownership means the sole or shared power to vote, or direct the voting of, a security, or the sole or shared power to dispose, or direct the disposition, of a security. Except as otherwise indicated, all persons listed above have (i) sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of Common Stock. All figures in this table reflect the Company's five-for-four stock split in December 1997.
(2) Calculated as the number of shares beneficially owned, divided by 12,058,299 which consists of the total outstanding shares of Common Stock (11,899,514) and vested options (158,785) as of May 1, 1998.
(3)      Represents  stock  options  that are  exercisable  as of May 1,  1998.
(4)      Includes stock options that are exercisable as of May 1, 1998.
(5) Includes 100,955 shares owned by Mr. Hayes' wife and 890,270 shares owned by Memphis Retail Investors Limited Partnership ("MRILP") which are attributable to Mr. Hayes, his wife and three children. Mr. Hayes disclaims beneficial ownership of the 121,893 shares of Common Stock owned directly by his three children, which are not included in the table.
(6) Includes 125 shares owned by MRILP. Excludes 111,752 shares of Common Stock owned by Mr. Gardner's wife, which Mr. Gardner disclaims beneficial ownership.
(7) Amount is based on Franklin Resources, Inc. most recent filing with the Commission with respect to Common Stock. The source of this information is a schedule 13G filed by Franklin Resources, Inc. with the Commission on February 4, 1998, and reflects their ownership as of January 27, 1998.
(8) The address of MRILP and Mr. Hayes is 4300 New Getwell Road, Memphis, Tennessee 38118. Mr. Gardner's address is 445 Park Avenue, Suite 1600, New York, New York 10022. The address of Franklin Resources, Inc.
         is 777 Mariners Island Blvd., San Mateo, California 94404.

                    FRED'S PROPOSAL 1 (ELECTION OF DIRECTORS)

Election of Directors

     Four directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting to serve one year or until their successors are elected. The Board of Directors proposes the election of the following nominees:

                                              Principal Occupation,
Nominee                         Age       Business and Directorships
--------                        ---       --------------------------
Michael J. Hayes...............  56       Director and Managing Director (1)
David A. Gardner...............  50       Director and Managing Director (1)
John R. Eisenman...............  56       Director
Roger T. Knox..................  60       Director
-------------------------------

(1) According to the By-laws of Fred's, the Managing Directors (Messrs. Hayes and Gardner) have general supervisory responsibility for the business of Fred's.


     Michael J. Hayes was elected a director of the Company in January 1987 and has been a Managing Director of the Company since October 1989. Mr. Hayes has been Chief Executive Officer since October 1989 and President since May 1991. Additionally, Mr. Hayes is a Managing Director of Hayes Financial Corp. He was previously employed by Oppenheimer & Company, Inc. in various capacities from 1976 to 1985, including Managing Director and Executive Vice President - Corporate Finance and Financial Services.

     David A. Gardner was elected a director of the Company in January 1987 and has been a Managing Director of the Company since October 1989. Mr. Gardner has been President of Gardner Capital Corporation, a real estate and venture capital investment firm, since April 1980. Additionally, Mr. Gardner is a director of NumeriX, LLC and Joyce International, Inc.

     John R. Eisenman is involved in real estate investment and development with REMAX Island Realty, Inc., located in Hilton Head Island, South Carolina. Mr. Eisenman has been engaged in commercial and industrial real estate brokerage and development since 1983. Previously, he founded and served as President of Sally's, a chain of fast food restaurants, from 1976 to 1983, and prior thereto held various management positions in manufacturing and in securities brokerage.

     Roger T. Knox has served the Memphis Zoological Society as its President and Chief Executive Officer since January 1989. Mr. Knox was the President and Chief Operating Officer of Goldsmith's Department Stores, Inc. (a full- line department store in Memphis and Jackson, Tennessee) from 1983 to 1989 and its Chairman of the Board and Chief Executive Officer from 1987 to 1989. Prior thereto, Mr. Knox was with Foley's Department Stores in Houston, Texas for 20 years.

     If, for any reason, any of the nominees shall become unavailable for election, the individuals named in the enclosed proxy may exercise their discretion to vote for any substitutes chosen by the Fred's Board of Directors, unless the Board of Directors should decide to reduce the number of directors to be elected at the Annual Meeting. Fred's has no reason to believe that any nominee will be unable to serve as a director.

     For information concerning the number of shares of Common Stock owned by each director, and all directors and executive officers as a group as of May 1, 1998, see "Ownership of Common Stock by Directors, Officers and Certain Beneficial Owners." There are no family relationships between any directors or executive officers of Fred's.

Compliance with Section 16(a) of the Exchange Act

     Based solely upon a review of reports of beneficial ownership of Fred's Common Stock and written representations furnished to Fred's by its officers, directors and principal shareholders, Fred's is not aware of any such reporting person who or which failed to file with the Securities and Exchange Commission (the "Commission") on a timely basis any required reports of changes in beneficial ownership.

     During the last fiscal year, Fred's Board of Directors held five meetings. Messers. Hayes, Gardner, Eisenman and Knox attended all of the Board meetings. Non-employee directors of Fred's are paid for their services as such $12,000 per year plus reasonable expenses for meeting attendance. The Board of Directors does not have a nominating committee.

Audit Committee

     The Audit Committee is responsible for recommending the independent public accountants for Fred's, reviewing the scope of the audit and reviewing the report of the independent public accountants. The Audit Committee, which is comprised of Messers. Eisenman, Gardner and Knox, met one time during the last fiscal year, and all Committee members were in attendance.

Compensation Committee

     The Compensation Committee reviews and approves the salaries and incentive compensation of officers and recommends the grants of restricted stock and stock options under Fred's long-term incentive plans. The Compensation Committee, which is comprised of Messers. Gardner, Eisenman, and Knox, met one time during the last fiscal year, and all Committee members were in attendance. The Board of Directors receives the grant recommendations of the Committee and may approve, amend or reject the grant of restricted stock and stock options recommended by the Committee.

Executive Compensation

     The following table sets forth the cash compensation paid, as well as certain other compensation paid or accrued, to Fred's chief executive officers and to each of the other four most highly compensated executive officers whose aggregate cash compensation exceeded $100,000 during the indicated fiscal years (the "Named Executives").

                           SUMMARY COMPENSATION TABLE



                                                                          Long-Term
                                 Annual Compensation                     Compensation
                              ------------------------     --------------------------------------------



 Name and                                                   Restricted      Option        All Other
 Principal                             Salary    Bonus     Stock Awards    Awards(1)    Compensation (2)
 Position                     Year      ($)       ($)          ($)           (#)             ($)
----------                    ----     ------    -----     ------------    --------      -------

Michael J. Hayes              1997    180,000      --            --           --              258
Managing Director, Chief      1996    180,000      --            --           --              892
Executive Officer and         1995    180,000      --            --           --              898
President

David A. Gardner(3)           1997    120,000      --            --           --               --
Managing Director             1996    120,000      --            --           --               --
                              1995    120,000      --            --           --               --

Edwin C. Boothe               1997     87,257    49,800        27,000       18,750             --
Executive Vice President and  1996     62,090    31,675        41,337         --               --
Chief Operating Officer       1995     56,523      --            --           --               --

John A. Casey                 1997     83,864    49,800        13,500       18,750            455
Executive Vice President-     1996     75,000    15,000        32,125         --              375
Store/Pharmacy Operations     1995     72,981      --          39,000         --              365

D. Keith Curtis               1997     80,617    45,650        27,000       18,750             --
Senior Vice President-        1996     68,269    14,556        12,903         --               --
Merchandising                 1995     58,760      --            --           --               --

Brett W. Little(4)            1997     80,000    41,500        13,500       12,500             --
Senior Vice President-        1996     29,231     2,850        16,621        1,563             --
Merchandising                 1995       --        --            --           --               --

-------------------------
(1)      All figures in this column reflect the Company's  five-for-four  stock split in December 1997.

(2)      Fred's contributions to defined contribution plans (401(k) and Incentive Plan).

(3)      Payments  for  Mr.  Gardner's  services  are  made to  Gardner  Capital
         Corporation under a contractual relationship between that company and Fred's.

(4) Mr. Little joined Fred's on August 12, 1996.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table sets forth information on stock option grants pursuant to the Fred's, Inc. 1993 Long-Term Incentive Plan during the last fiscal year for each of the Named Executives. The Company did not grant SARS in the 1997 fiscal year.



                                                                                                                Potential Realizable
                                                                                                                    Value at Assumed
                                                                                                                     Annual Rates of
                                                                                                                         Stock Price
                                                                                                                    Appreciation for
                                                             Individual Grants                                        Option Term(1)
                                   -----------------------------------------------------------------             -------------------



                                                       % of Total
                                    Options/           Options/SARs      Exercise
                                      SARs              Granted to        or Base
                                    Granted              Employees       Price(3)         Expiration
Name                               (#)(2)(3)            Fiscal Year       ($/Sh)             Date           5% ($)            10%($)
----                               ---------            -----------      --------         ----------       -------            ------

Edwin C. Boothe                      18,750                 5.4           $7.20             3/5/02         $37,298           $82,419
John A. Casey                        18,750                 5.4           $7.20             3/5/02         $37,298           $82,419
D. Keith Curtis                      18,750                 5.4           $7.20             3/5/02         $37,298           $82,419
Brett W. Little                      12,500                 3.6           $7.20             3/5/02         $24,865           $54,946


(1) The potential gain is calculated from the closing price of Common Stock on the date of grants until the end of the option period at certain assumed rates of appreciation set by the Commission. They are not intended to forecast possible future appreciation in the Common Stock and any actual gains on exercise of options are dependent on the future performance of the Common Stock.
(2) All options vest and are exercisable in one-third increments on each of the first three years, respectively, after the date of grant. The exercise price of all options is the fair market value of the Common Stock at the time of the grant.
(3) All figures in this column have been adjusted to reflect the Company's five-for-four stock split in December 1997.

The following table shows the stock option exercises by the Named Executives during the last fiscal year. In addition, this table includes the number of exercisable and unexercisable stock options held by each of the Named Executives as of January 31, 1998. The fiscal year-end value of "in-the-money" stock options is the difference between the exercise price of the option and the fair market value of the Common Stock (not including options with an exercise price greater than the fair market value) on January 31, 1998 (the last trading date before the fiscal year-end), which was $20.375 per share. No SARS were granted in the last fiscal year.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES



                                                                             Number of Securities
                                                                            Underlying Unexercised          Value of Unexercised
                               Stock Option Exercises                            Options/SARS                In-The-Money Options
                         Shares Acquired      Value                          At Fiscal Year-End               At Fiscal Year-End
         Name                On Exercise   Realized ($)(1)    Exercisable Unexercisable    Exercisable          Unexercisable
         ------------------  ---------------------------------------------------------------------------------------------------

Edwin C. Boothe                     --             --             625         18,750        $ 5,610                $247,031
John A. Casey              625           5,500                  1,250         18,750        $11,219                $247,031
D. Keith Curtis            945           8,552                    --          18,750            --                 $247,031
Brett W. Little            --              --                     781         13,282        $ 9,977                $174,678



(1) "Value Realized" is the difference between the fair market value of the underlying shares on the exercise date and the exercise price of the option.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors of Fred's, Inc. (the "Committee") is pleased to present its report on executive compensation. This Committee report documents the components of Fred's executive officer compensation programs and describes the basis on which 1997 compensation determinations were made by the Committee with respect to the executive officers of Fred's, including the Named Executives.

Compensation  Philosophy and Overall  Objectives of Executive  Compensation
Programs

     It is the philosophy of Fred's that executive compensation be linked to improvements in corporate performance and increases in shareholder value. The following objectives have been adopted by the Committee as guidelines for compensation decisions:

     - Provide a competitive total compensation package that enables Fred's to attract and retain key executives.

     - Integrate all pay programs with Fred's annual and long-term business objectives and strategy, and focus executive behavior on the fulfillment of those objectives.

     - Provide variable compensation opportunities that are linked with the performance of Fred's and that align executive remuneration with the interests of stockholders.

Compensation Program Components

     The Committee reviews Fred's compensation program annually to ensure that pay levels and incentive opportunities are competitive and reflect the performance of Fred's. The particular elements of the compensation program for executive officers are further explained below.

     Base Salary - Base pay levels are largely determined through comparisons with other retailing companies. Actual salaries are based on individual performance contributions within a salary structure that is established through job evaluation and job market considerations. Base pay levels for the executive officers are competitive within the middle of a range that the Committee considers to be reasonable and necessary. Various increases in base salary were recommended by the Chief Executive Officer in fiscal 1997 for the Named Executives, based on performance and competitive considerations, and the Committee acted in accordance with the recommendation.

     Incentive Compensation - Fred's officers are eligible to participate in an annual incentive compensation plan with awards based primarily on the attainment of various specified levels of operating profits. The objective of this plan is to deliver competitive levels of compensation for the attainment of financial objectives that the Committee believes are primary determinants of earnings growth. Targeted awards for executive officers of Fred's under this plan are consistent with targeted awards of other retailing companies of similar size and complexity to Fred's. Specified awards were recommended by the Chief Executive Officer for the Named Executives of Fred's for fiscal 1997, based upon the Company's performance, and the Committee acted in accordance with the recommendation.

     Fred's Stock Option Program - The Committee strongly believes that by providing those persons who have substantial responsibility for the management and growth of Fred's with an opportunity to increase their ownership of Common Stock, the best interests of stockholders and executives will be closely aligned. Therefore, executives are eligible to receive stock options from time to time, giving them the right to purchase shares of Common Stock in the future at a specified price. The number of stock options granted to executive officers is based on competitive practices, with the value of such options estimated by using a Black-Scholes pricing model.

Discussion of Compensation for the Chief Executive Officer

     Mr. Hayes' compensation has not changed since the Common Stock was first offered to the public in March 1992. The Committee has considered Mr. Hayes' base compensation to be less than or equal to the base compensation paid to other executives similarly situated, and has deemed his beneficial ownership of Common Stock to provide adequate linkage between the interests of Fred's stockholders and Mr. Hayes' personal interests.

Summary

     After its review of all existing programs, the Committee continues to believe that the total compensation program for executives of Fred's is competitive with the compensation programs provided by other companies with which Fred's competes. The Committee believes that any amounts paid under the incentive compensation plan will be appropriately related to corporate and individual performance, yielding awards that are linked to the annual financial and operational results of Fred's. The Committee also believes that the stock option program provides opportunities to participants that are consistent with the returns that are generated on behalf of Fred's stockholders.

     Compensation Committee members: David A. Gardner, John R. Eisenman and Roger T. Knox


                          STOCK PRICE PERFORMANCE GRAPH


          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                             Total Return Analysis

                   1/30/93  1/29/94  1/28/95   2/3/96   2/1/97   1/31/98
                   -------  -------  -------  -------   ------   -------

Fred's, Inc.       $100.00  $ 90.00  $ 62.00  $ 49.00  $ 64.00   181.00
Nasdaq Retail
 Trade             $100.00  $114.00  $110.00  $157.00  $203.00   240.00
Nasdaq Composite
 (US)              $100.00  $106.00  $ 95.00  $107.00  $132.00   154.00

                      Comparison of Cumulative Total Return
                      -------------------------------------

     The total cumulative return on investment assumes that $100 was invested in Fred's, the NASDAQ Retail Trade Stocks Index and the NASDAQ Stock Market (U.S.) Index on January 30, 1993 and that all dividends were reinvested.

          Compensation Committee Interlocks and Insider Participation

     Mr. Gardner, a managing director of Fred's, served as a member of the Compensation Committee for fiscal 1997. See "Ownership of Common Stock by Directors, Officers and Certain Beneficial Owners" for information concerning MRILP. Fred's does not currently intend to enter into material transactions involving its principal stockholders except for the continuing utilization of the services of Messrs. Hayes and Gardner as Managing Directors, which services management believes are on terms as favorable as those that could be obtained from independent third parties.


     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES TO FRED'S BOARD OF DIRECTORS.


            FRED'S PROPOSAL 2 (RATIFICATION OF SELECTION OF AUDITORS)

     The Board of Directors has selected Price Waterhouse LLP to be the independent accountants of Fred's for the year ending January 30, 1999. The Board of Directors will offer a resolution at the Annual Meeting to ratify this selection. Price Waterhouse LLP, which acted as independent accountants of Fred's for the last fiscal year of Fred's, and is expected to be represented at the Annual Meeting, will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

     The affirmative vote of a majority of the votes cast by the holders of Common Stock on this proposal shall constitute ratification of the selection of Price Waterhouse LLP.

     THE BOARD OF DIRECTORS RECOMMENDS STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 1998.


                                 OTHER BUSINESS

     The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.



                              SHAREHOLDER PROPOSALS

     Shareholder  proposals  intended to be presented at the 1999 Annual Meeting
     ---------------------------------------------------------------------------
must be received by the Company no later than January 20, 1999 and the proposals
--------------------------------------------------------------------------------
must meet  certain  eligibility  requirements  of the  Securities  and  Exchange
--------------------------------------------------------------------------------
Commission.  Proposals  may be mailed to Fred's,  Inc.,  to the attention of the
--------------------------------------------------------------------------------
Secretary, 4300 New Getwell Road, Memphis, Tennessee 38118.
-----------------------------------------------------------

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



                    SOLICITATION OF PROXIES AND COST THEREOF

     The cost of solicitation of the proxies will be borne by the Company. In addition to solicitation of the proxies by use of the mails, employees of the Company, without extra remuneration, may solicit proxies personally or by telecommunications. The Company will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

     SHAREHOLDERS MAY OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE (EXCEPT FOR EXHIBITS), BY WRITING TO: FRED'S INC., ATTN: SECRETARY, 4300 NEW GETWELL ROAD, MEMPHIS, TENNESSEE 38118.



                                            By order of the Board of Directors,


                                            Charles S. Vail
                                            Secretary
May 26, 1998

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

                                  FRED'S, INC.
                             MEMPHIS MARRIOTT HOTEL
            2625 THOUSAND OAKS BOULEVARD - MEMPHIS, TENNESSEE, 38118

          PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS - JUNE 17, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Charles S. Vail and Richard B. Witaszak, or either of them with full power of substitution, are hereby authorized to represent and vote all the shares of common stock of the undersigned at the Annual Meeting of the Shareholders of Fred's, Inc., to be held June 17, 1998, at 10:00 a.m., local time, or any adjournment thereof, with all powers which the undersigned would possess if personally present, in the following manner:

1. Election of Directors for the term of one year.

    [ ] FOR all nominees listed below   [ ] WITHHOLD ALL AUTHORITY*
        (except as marked to the            to vote for all
         contrary below)                    nominees listed below

*INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE THROUGH THE NOMINEE'S NAME BELOW.

               Michael J. Hayes   David A. Gardner
               John R. Eisenman   Roger T. Knox

2. Ratification of Price Waterhouse LLP as independent auditors of the Company.

       [ ] FOR              [ ] AGAINST        [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business (none at the time of the solicitation of this Proxy) as may properly come before the meeting or any adjournment thereof.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSITIONS. THIS PROXY SHALL BE VOTED AS DIRECTED, IN THE ABSENCE OF A CONTRARY DIRECTION, IT SHALL BE VOTED FOR THE PROPOSALS AND THE PROXIES MAY VOTE IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR ADJOURNMENT THEREOF. The undersigned acknowledges receipt of Notice of said Annual Meeting and the accompanying Proxy Statement, and hereby revokes all proxies heretofore given by the undersigned for said Annual Meeting. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO VOTING THEREOF.



                                                Dated: ___________________, 1998

                                                --------------------------------
                                                        Signature of Shareholder


                                                --------------------------------
                                                        Signature of Shareholder
                                                               (if held jointly)


Please Date this Proxy and Sign Your Name or Names Exactly as Shown Hereon. When signing as an Attorney, Executor, Administrator, Trustee or Guardian, Please Sign Your Full Title as Such. If There Are More than One Trustee, or Joint Owners, All must Sign. Please Return the Proxy Card Promptly Using the Enclosed Envelope.



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